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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                (Date of earliest event reported):  May 5, 1995


                            SUN HEALTHCARE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   Delaware              1-12040              85-0410612
--------------------------------------------------------------------------------
          State or other jurisdiction   Commission            IRS Employer
               of incorporation         File Number        Identification No.


                                101 Sun Avenue, N.E.
                           Albuquerque, New Mexico 87109
                     ----------------------------------------
                     (Address of Principal Executive Offices)


                         Registrant's Telephone Number,
                       Including Area Code:  (505) 821-3355


     This Amendment No. 1 to Current Report on Form 8-K consists of 4 pages.

Sun Healthcare Group, Inc. ("Sun," the "Company" or the "Registrant") hereby amends its Current Report on Form 8-K originally filed March 28, 1997 by deleting Exhibit 23.1 and replacing it with the Exhibit 23.1 contained herein.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 7(c)  Exhibits

Exhibit 23.1 Consent of Accountant (Consent to incorporation of 8-K report into S-8s)



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, Sun Healthcare Group, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 15, 1998                  SUN HEALTHCARE GROUP, INC.

                                           /s/ William C. Warrick
                                          ------------------------------------
                                          William C. Warrick
                                          Vice-President,
                                          Corporate Controller